UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to §240.14a-12

First Hartford Corporation
 ------------------------------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[_]	Fee paid previously with preliminary materials.

[_]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

FIRST HARTFORD CORPORATION
P.O. Box 1270
149 Colonial Road
Manchester, CT 06045-1270

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

January 18, 2017

     We will hold the FY 2016 annual meeting of shareholders (the “Annual Meeting”) of First Hartford Corporation, a Maine corporation (the “Company”), at The Hartford Club – 46 Prospect Street, Hartford, CT on Wednesday, January 18, 2017 at 10:00 a.m. local time.

       At the Annual Meeting, shareholders will be asked to consider and vote upon the following matters:

1.	The election of five (5) directors nominated to serve on the Company’s Board of Directors.
2.	The conduct of other business if properly raised before the Annual Meeting or any adjournments thereof.

     The Board of Directors of the Company believes that the election of the director nominees being submitted to the shareholders is in the best interests of the Company and its shareholders and urges you to vote “FOR ALL” of the director nominees.

     The Board of Directors has fixed the close of business on November 22, 2016 as the record date for the Annual Meeting. Only shareholders of record at the close of business on the record date are entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

     All shareholders are invited to attend the Annual Meeting. Whether or not you contemplate attending the Annual Meeting, we suggest that you promptly mark, sign and return the enclosed proxy in the accompanying envelope. In the event that you attend the Annual Meeting, you may vote in person, even if you have returned a proxy. You may also revoke the proxy that you have submitted at any time before it is exercised by delivering a properly executed, later-dated proxy or a written revocation of your proxy to the Secretary of the Company at any time before the proxies are voted at the Annual Meeting.

     Your vote is important. To vote your shares, please mark, sign, and date the enclosed proxy and promptly mail it to the Company in the enclosed return envelope.

December 12, 2016	By Order of the Board of Directors,
Neil H. Ellis Chairman

Proxy Statement	Page 1	First Hartford Corporation

PROXY STATEMENT

TO THE EXTENT THAT INFORMATION INCLUDED IN THIS PROXY STATEMENT CONFLICTS WITH INFORMATION INCLUDED IN PART III OF THE COMPANY’S FORM 10-K FOR THE FISCAL YEAR ENDED APRIL 30, 2016, THE DISCLOSURES MADE IN THIS PROXY STATEMENT SUPERSEDE THE DISCLOSURES MADE IN PART III OF THE COMPANY’S FORM 10-K FOR SUCH YEAR.

     This proxy statement is furnished to you in connection with the solicitation of proxies by the Board of Directors of First Hartford Corporation for use at the FY 2016 annual meeting of shareholders of First Hartford Corporation (the “Annual Meeting”) or any adjournments thereof. This proxy statement and the accompanying Notice of Annual Meeting and proxy card are first being mailed to shareholders of record on or about December 12, 2016. References in this proxy statement to the “Company,” “First Hartford,” “we,” “us,” and “our” refer to First Hartford Corporation.

     First Hartford is a Maine corporation founded in 1909. First Hartford engages in the purchase, development, ownership, management and sale of real estate and provides preferred developer services for two corporate franchise operators.

QUESTIONS AND ANSWERS

Questions and answers about these proxy materials and the Annual Meeting are as follows:

Question:	Where and when will the Annual Meeting be held?

Answer:	We will hold the Annual Meeting on Wednesday, January 18, 2017 at 10:00 a.m., local time, at The Hartford Club – 46 Prospect Street, Hartford, CT for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

Question:	On what proposals am I being asked to vote?

Answer:	1.	The election of five directors, Neil H. Ellis, David B. Harding, Jeffrey M. Carlson, John Toic and William M. Connolly nominated to serve on the Company’s Board of Directors; and

	2.	The conduct of other business if properly raised before the Annual Meeting or any adjournments thereof.

Question:	How will my proxy be voted?

Answer:	Shares of our common stock represented by properly executed proxies received in time for the Annual Meeting, unless previously revoked, will be voted at the Annual Meeting as specified by the shareholders on the proxies. If a proxy is returned without voting instructions on a particular matter, the shares represented will be voted “FOR ALL” of the director nominees.

Question:	Once I send in my proxy, may I revoke it and change my vote?

Answer:	If you give a proxy, you have the power to revoke it at any time before it is voted. You can do so in one of three ways:

	•	First, you can send a written, signed notice to our Secretary at the address given below stating that you revoke your proxy.

	•	Second, you can complete and sign a new proxy card stating that you revoke your earlier proxy and send it to our Secretary at the address given below.

	•	Third, you can attend the Annual Meeting and vote in person with proper state issued identification. If you elect to vote in person, you must inform the corporate secretary at or before the start of the meeting so that your earlier proxy can be cancelled.

Proxy Statement	Page 2	First Hartford Corporation

You should sign and send any written notice or new proxy card to Jeffrey M. Carlson, Secretary, First Hartford Corporation, P.O. Box 1270, 149 Colonial Road, Manchester, Connecticut 06045- 1270. You may request a new proxy card by calling Mr. Carlson at (860) 646-6555.

Question: Answer:

Which shareholders will be entitled to receive notice of and vote at the Annual Meeting?

Only shareholders of record at the close of business on November 22, 2016, the “record date”, will be entitled to receive notice of and vote at the Annual Meeting. As of November 4, 2016, as a date as close as possible to the record date of November 22, 2016, 2,391,978 shares of common stock of the Company were issued and outstanding.

Question: Answer:

How many votes will be allocated to each share for voting at the Annual Meeting?

Each share of Company common stock is entitled to one (1) vote on each matter on which holders of Company common stock are entitled to vote.

Question: Answer:

What constitutes a quorum for purposes of conducting business at the Annual Meeting?

A majority of the outstanding shares of Company common stock entitled to vote must be represented in person or by proxy at the Annual Meeting in order for a quorum to be present. An abstention and a broker non-vote both count toward the establishment of a quorum.

Question: Answer:

What is a Broker “Non-Vote”?

A broker “non-vote” occurs when a broker acting as the nominee holding shares for a beneficial owner does not vote on a particular matter because the nominee does not have discretionary voting power for that particular matter and has not received instructions from the beneficial owner.

Question: Answer:

What vote is required to approve the matters to be acted upon at the Annual Meeting?

A director will be elected by the affirmative vote of a plurality of the votes cast in person or by proxy in the election at the Annual Meeting whether in person or by proxy.

Question:	What will be the effect of abstentions and broker non-votes have on the vote on the matters to be acted upon at the Annual Meeting?

Answer: Question: Answer:

Abstentions and broker non-votes will have no effect on the election of directors.

Who will count the votes for the Annual Meeting?

Our transfer agent provides vote tabulating services and a certified report of the tabulation will be provided. Ballots at the meeting will be counted by the inspectors and judges of election at the meeting; it is anticipated that two officers of the Company will serve as the inspectors and judges of election.

Question:	Who will solicit proxies for the Annual Meeting and who will bear the cost of such solicitation?

Answer:

The Board of Directors are soliciting proxies, the form of which is enclosed, for the Annual Meeting. The cost of this solicitation will be borne by the Company. Our officers, directors or regular employees may communicate with shareholders personally or by mail, e-mail, telephone,

Proxy Statement	Page 3	First Hartford Corporation

telegram or otherwise for the purpose of soliciting proxies but will receive no additional compensation for such solicitations. We and our authorized agents will request brokers or other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by these persons and will reimburse their reasonable out-of-pocket expenses in forwarding the material.

Question:	Will a copy of this year’s Annual Report be sent to me?

Answer:	Copies of our Annual Report on Form 10-K for the fiscal year ended April 30, 2016 are being delivered to shareholders together with this proxy statement.

Question:	Does the Company expect representation of its independent registered public accounting firm to be present and available to answer questions at the Annual Meeting?

Answer:

Representatives of our auditors, Mahoney Sabol & Company are not expected to be present at our Annual Meeting and thus will not have an opportunity to make a statement there. The Company believes that Mahoney Sabol & Company’s presence is not required as they are expected to be available to respond to appropriate questions submitted in writing to Mr. Carlson prior to or at the Annual Meeting.

ITEM 1 - ELECTION OF DIRECTORS

     It is the intention of the persons named in the enclosed form of proxy, unless such proxy specifies otherwise, to vote the shares represented by such proxy “FOR ALL” of the director nominees listed below and that they will hold office until the next annual meeting of shareholders or until their respective successors have been duly elected and qualified.

     The number of nominees was determined by the Board of Directors pursuant to the Company’s Bylaws. The Company has no reason to believe that any of the nominees will become unavailable to serve as directors for any reason before this year’s Annual Meeting. If, for any reason, any nominees for director are unable or unavailable to serve or for good cause will not serve, the shares represented by the accompanying proxy will be voted for a substitute nominee designated by the Board or the size of the Board may be reduced.

     Certain information regarding each nominee is set forth in the table and text below. The number of shares, if any, beneficially owned by each nominee is listed below under “Security Ownership of Certain Beneficial Owners and Management.”

DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth: (i) the names and ages of the nominees for election to director; (ii) the other positions and offices presently held by such persons with the Company; (iii) the period during which such persons have served on the Board of Directors of the Company; (iv) the expiration of each director’s term as director; and (v) the principal occupations and employment of the persons. Additional biographical information for each person follows the table. Each nominee has consented to being named in this proxy statement as a nominee for election as director and has agreed to serve if elected. There are no arrangements or understandings between any of the nominees and any other person pursuant to which such nominee was or is to be selected as such.

Proxy Statement	Page 4	First Hartford Corporation

Nominees for Election at FY 2016 Annual Meeting

			Expiration of	Period of Board	Period of Service as
Name	Age	Position	Term	Service	Executive Officer
Neil H. Ellis	88	Chairman	January 31, 2018	1966 - Present	1968 - Present

John Toic	44	President	January 31, 2018	2015 - Present	2015 - Present

David B. Harding	72	Vice President	January 31, 2018	1998 - Present	1992 - Present

Jeffrey M. Carlson	61	General Counsel and	January 31, 2018	2015 - Present	2015 - Present
		Secretary
William M.	67	Managing Partner of	January 31, 2018	2015 - Present	N/A
Connolly		Connolly & Partners

Nominees for Directors

     Neil H. Ellis served as President and as a director of the Company since 1966 until 2015, at which time he resigned as President and continued as Chairman of the Board. Mr. Ellis also serves as President and a director of Green Manor Corporation, a holding company owned by Mr. Ellis and his wife, and as a Vice President of Journal Publishing Company, Inc., a corporation that publishes a newspaper in New England, which is owned by Green Manor Corporation. Mr. Ellis also serves as a director of the Gerald P. Murphy Cancer Foundation and as a trustee of the Jonathan G. Ellis Leukemia Foundation.

     John Toic was appointed President of the Company and elected a director in 2015. He has been employed by the Company since 2003. In 2005, he was placed in charge of the then newly formed fee-for-service segment (preferred developer services to CVS and Cumberland Farms). Prior to 2003, Mr. Toic was Assistant Director of Administration for the City of Cranston, RI.

     David B. Harding is a graduate of Harvard Business School and has been a Vice President of First Hartford since 1992 and a director of the Company since 1998. Previously, he was the President of Richmond Realty, a real estate management company. His prior experience includes being a bank loan officer in the real estate department as well as working for a national syndicator of operating properties.

     Jeffrey M. Carlson has been serving as General Counsel since 2000 and has been counsel to the Company since 1981. He was appointed to be Secretary of the Company and elected a director of the Company in 2015. He is admitted to practice law in the State of Connecticut since 1981, and holds both a B.A. from Fairfield University and a law degree from Southwestern University School of Law.

     William M. Connolly has been a director of the Company since 2015. Mr. Connolly has been the Managing Partner of Connolly and Partners, LLC (75% owned by the Company) since 2005. Connolly and Partners develops mixed income and affordable housing which comprises the Housing portion of the Company. Mr. Connolly has been involved in the management development and redevelopment of real estate since 1972.

     Although the Company does not have an Independent Audit Committee, the directors bring to the Board the background and experience of people who would otherwise be eligible to be on the Audit Committee.

      The Board does not have a policy with regard of diversity in identifying nominees for Directors.

Proxy Statement	Page 5	First Hartford Corporation

Recommendation and Vote Required

     A director will be elected by the affirmative vote of a plurality of the votes cast in person or by proxy in the election at the Annual Meeting.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR ALL” OF THE DIRECTOR NOMINEES.

CORPORATE GOVERNANCE

Board Composition and Committee Memberships

     The Board of Directors is composed of Neil H. Ellis, John Toic, David B. Harding, Jeffrey M. Carlson, and William M. Connolly. The Board of Directors in its entirety performs such functions as would otherwise be performed by an audit committee, compensation committee and nominating and corporate governance committee.

Director Independence

     The Board of Directors has determined that none of the director nominees, each of whom currently serves on the Board or is nominated to serve, are either “independent” within the meaning of The NASDAQ Stock Market (“Nasdaq”) independence standards or for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) relating to audit committees.

Meetings of the Board of Directors

     On June 10, 2015, one of our directors, Stuart I. Greenwald, passed away. On June 15, 2015, the acting Board of Directors met; three of the five directors attended. On June 16, 2015, the acting Board of Directors met; three of the five directors attended. Also, there were 13 additional board meetings during the period May 1, 2015 to the present approving various guaranties of the Company to affiliates/subsidiaries for various construction/development projects and/or refinancing of existing loans for developed projects. There was a quorum at all of these meetings.

     The Board of Directors does not have a standing audit, compensation or nominating and corporate governance committee, or committees performing similar functions. The Board of Directors does not believe a standing nominating and corporate governance committee is necessary because the full Board of Directors currently participates in the consideration of director nominees. The Board of Directors does not have a charter with respect to the duties it fulfills in its nominating capacity. Messrs. Ellis, Toic, Harding, and Carlson are members of our management and Mr. Ellis has various business relationships with First Hartford described under “Certain Relationships and Related Transactions.

     Mr. Ellis is Chairman of the Board of Directors and, as such, is the Company’s principal executive officer. It is not feasible at this time given the ownership, economics and size of the Company that an Independent Chairman be appointed. If and when Mr. Ellis chooses to retire, the issue will be revisited.

Selection of Director Candidates

     The Board of Directors will give consideration to director candidates recommended by shareholders in accordance with the procedures described under “Shareholder Proposals” described within. When considering nominations for membership on the Board, whether submitted by shareholders or otherwise, the Board of Directors will seek to identify persons who the board believes to have the highest capabilities, judgment and ethical standards and who have an understanding of our business.

Proxy Statement	Page 6	First Hartford Corporation

Shareholder Communications with our Board of Directors

     The Board of Directors has implemented a process by which shareholders may communicate with our Board of Directors. Shareholders may communicate with any of our directors by writing to them c/o First Hartford Corporation, P.O. Box 1270, 149 Colonial Road, Manchester, Connecticut 06045-1270.

Audit Committee

     The Company does not have an audit committee or an audit committee charter; accordingly, the entire Board of Directors performs the functions described in the audit committee report set forth below. Messrs. Ellis, Toic, Harding, and Carlson are members of our management and Mr. Connolly is an employee of the Company through serving as a managing partner of a 75% affiliate of the Company. Also, Mr. Ellis has various business relationships with First Hartford described under “Certain Relationships and Related Transactions” herein. Thus, none of the members of the Board of Directors meet the criteria for independence established by Nasdaq or other self-regulatory organizations. The Company does not otherwise meet the eligibility requirements for listing on Nasdaq or other self-regulatory organizations.

     The Board has not determined whether any member of the Board of Directors qualifies as an “audit committee financial expert”, as such term is defined in Item 407(d)(5)(ii) of Regulation S-K.

Audit Committee Report

The Board of Directors has:

(a)	reviewed and discussed our audited financial statements;

(b)

discussed with our independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU §380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

(c)

received the written disclosures and the letter from our auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communication with the audit committee concerning independence and discussed the independence of our auditors with our independent auditors.

     Based on the review and discussions described above, the Board of Directors approved the inclusion of our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended April 30, 2016.

The Board of Directors Neil H. Ellis (Chairman) John Toic David B. Harding Jeffrey M. Carlson William M. Connolly

Compensation Committee

     The Company does not have a separately designated compensation committee or a compensation committee charter because it believes that, in a company of its size with no independent Directors, it is most appropriate for the full Board to serve this function. Each member of the Board (with the exception of Mr. Connolly) was a named executive officer of the Company during the fiscal year ended April 30, 2016. From time to time the Board has engaged a compensation consultant to advise it with regard to compensation matters. No compensation consultant was engaged by the Board in connection with compensation matters for the fiscal year ended April 30, 2016.

Proxy Statement	Page 7	First Hartford Corporation

Compensation Committee Interlocks and Insider Participation

     During the fiscal year ended April 30, 2016, Mr. Ellis (who served as our Chairman), Mr. Toic (who served as our President), Mr. Harding (who served as our Vice President), and Mr. Carlson (who served as our Secretary), each participated in the Company's deliberations regarding executive compensation. It is noted that Mr. Ellis is the president and a director of Green Manor Corporation and has various business relationships with First Hartford described under “Certain Relationships and Related Transactions”.

Certain Relationships and Related Transactions

(a) Parkade Center Inc. (a wholly owned subsidiary of First Hartford Corporation) has a 1.99% interest in Hartford Lubbock Parkade LP, a partnership, which owns a shopping center in Lubbock, Texas. Lubbock Parkade Inc., a wholly owned subsidiary of Journal Publishing Inc., owns 98.01% of the Partnership. Journal Publishing Inc. is owned by Neil H. Ellis, the Chairman of First Hartford Corporation, and his wife Elizabeth, through their ownership of Green Manor Inc., which owns Journal Publishing Inc. First Hartford Realty Corporation manages the Lubbock, Texas shopping center property and receives a 4% management fee, which is the industry norm for such services.

     For the fiscal years ended April 30, 2016 and 2015, Parkade Center Inc. and First Hartford Realty Corporation were paid the following by Hartford Lubbock Parkade LP:

	2016	2015
Management Fee (at 4%)	$63,990	$66,473

     For the fiscal years ended April 30, 2016 and 2015, Parkade Center Inc. received distributions of $7,264 and $5,057, respectively. For the fiscal years ended April 30, 2016 and 2015, Lubbock Parkade Inc. received distributions of $312,000 and $343,048, respectively, from Hartford Lubbock Parkade LP.

Principal Accountant Fees and Services

     On December 5, 2013, the Company engaged Mahoney, Sabol & Company, LLP to be its auditor, which engagement has continued.

     The FY 2016 and 2015 amounts in the table below represent payments made to Mahoney, Sabol & Company, LLP.

	2016	2015
Audit Fees (1)	$115,500	$115,500
All Related Fees	-0-	-0-
Tax Fees	-0-	-0-
All Other Fees (2)	-0-	-0-

(1)	Includes fees for the audit of the Company’s annual financial statements included in its Annual Report on Form 10-K and Form 10-Q’s filed quarterly.
(2)	Includes fees for research.

Audit Committee Pre-Approval Procedures

     Because the Company has no separately designated audit committee, the functions of an audit committee are performed by the entire Board of Directors. The Board has not adopted a formal policy, but follows a standard practice concerning the pre-approval of audit and non-audit services to be provided by the Company’s independent registered public accounting firm. The practice requires that all services to be performed by the Company’s independent registered public accounting firm, including audit services, audit-related services and permitted non-audit services, be pre-approved by the Board of Directors. The Company’s independent registered public accounting firm submits an engagement letter to the Board outlining the services it proposes to perform, and the letter is signed and agreed to by the Chairman. At subsequent Board of Directors meetings, the Board of Directors may receive updates on services being provided by the independent registered public accounting firm. Since May 6, 2003, the effective date of the SEC rule applicable to services being provided by the independent accountants, each new engagement of the Company’s independent registered public accounting firm was approved in advance by the Board of Directors.

Proxy Statement	Page 8	First Hartford Corporation

EXECUTIVE COMPENSATION

Summary Compensation Table

						Non-	Non-
Name&						Equity	qualified
Principal	Year	Salary	Bonus	Stock	Option	Incentive	Deferred	All Other	Total
Position				Awards	Awards	Plan	Compen-	Compensation
						Compen-	sation
						sation	Earnings
Neil H. Ellis,
Chairman,
(President prior
to January 26,
2015)	2016	$400,000	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-	$400,000
	2015	$400,875	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-	$400,875
John Toic,
President								Simple IRA /
(effective								401(k)
January 26,
2015)	2016	$201,455	$299,166	$-0-	$-0-	$-0-	$-0-	$11,090	$511,711
	2015	$105,019	$242,500	$-0-	$-0-	$-0-	$65,000	$3,150	$415,669
Eric
Harrington,								Simple IRA /
Treasurer								401(k)
(effective June
15, 2015)	2016	$134,616	$-0-	$-0-	$-0-	$-0-	$-0-	$4,457	$139,073
	2015	$32,308	$-0-	$-0-	$-0-	$-0-	$-0-	$485	$32,793
								Simple IRA /
David B.								401(k)
Harding, Vice
President	2016	$150,010	$-0-	$-0-	$-0-	$-0-	$-0-	$5,681	$155,691
	2015	$201,960	$-0-	$-0-	$-0-	$-0-	$65,000	$6,059	$273,019
Jeff Carlson,
General
Counsel								Simple IRA /
Secretary								401(k)
(effective June
15, 2015)	2016	$175,000	$25,000	$-0-	$-0-	$-0-	$-0-	$7,682	$207,682
	2015	$157,218	$-0-	$-0-	$-0-	$-0-	$65,000	$4,717	$226,935

Proxy Statement	Page 9	First Hartford Corporation

William
Connolly,
Managing								Simple IRA /
Director of								401(k)
Connolly and
Partners, LLC	2016	$149,988	$72,243	$-0-	$-0-	$-0-	$-0-	$4,979	$227,210
	2015	$149,988	$-0-	$-0-	$-0-	$-0-	$-0-	$4,500	$154,488
Stuart I.
Greenwald (1)
FORMER:
Director,
Treasurer and								Simple IRA /
Secretary								401(k)
(through June
10, 2015)	2016	$118,461	$-0-	$-0-	$-0-	$-0-	$-0-	$1,218	$119,679
	2015	$176,000	$-0-	$-0-	$-0-	$-0-	$65,000	$5,280	$246,280

Footnote 1: Salary includes compensation totaling $98,154 paid to the estate of Stuart I. Greenwald from June 11, 2015 through December 31, 2015 as a post-employment Board-approved death benefit for Mr. Greenwald’s loyalty and long-term service to the Company and $20,307 paid as salary directly to Mr. Greenwald up until his passing on June 10, 2015.

STOCK OPTIONS

The Company does not have a stock option plan.

BENEFITS AND PERQUISITES

Medical

     All employees, including executive officers, working over 30 hours a week are entitled to Company-paid medical insurance of which the employee pays, family $73 a week, employee and spouse $58 a week, and employee alone $27 a week.

       Mr. Ellis has opted out of the Company plan and is covered by Medicare.

Disability

Short-term (up to 180 days)

     Non-management employees receive the first week week’s pay at 100% of their salary or rate of pay when out on short term disability. The following weeks (based on years of service - one week per year of service) are paid at 70% of salary or rate of pay. The following weeks, if necessary, are paid at 60% of salary or rate of pay. The maximum benefit will not exceed $6,000 a month and ends at the 180th day of disability, at which time the long-term disability takes effect.

     Management employees, as defined by the Company and including executive officers, receive 100% of their pay for the first 180 days of disability.

Long-term (over 180 days)

     After 180 days of disability, employees receive 60% of their regular straight-time salary for absences due to long-term illness or injury until they reach eligibility for Social Security or death. Management employees, as defined by the Company and including executive officers, will have the difference between the long-term disability benefits and normal full salary paid for by the Company as determined by the Board of Directors.

Proxy Statement	Page 10	First Hartford Corporation

Life Insurance

     Each employee of First Hartford, including each executive officer, is eligible to receive life insurance until such employee reaches the age of 70 that, in the event of such employee’s death, will provide proceeds of two times the annual salary of each employee. At the age of 70, the amount of life insurance proceeds each employee is entitled to receive upon his death is equal to one times such employee’s annual salary. Note the proceeds are capped at $300,000.

Automobiles

     To assist management of the Company in carrying out its responsibilities and to improve job performance, the Company provides all of its named executive officers with automobiles. The Company cannot specifically or precisely ascertain the amount of personal benefit, if any, derived by those officers from such automobiles. However, after reasonable inquiry, the Company has concluded that the amount of any such personal benefit is immaterial and does not in any event exceed $10,000 to any officer. No provision has therefore been disclosed in the Summary Compensation Table for any such benefit. All of the above mentioned officers are provided automobiles.

GRANT OF PLAN-BASED AWARDS DURING THE FISCAL YEAR ENDED APRIL 30, 2016

     None of the Company’s named executive officers received a grant of plan-based compensation during the fiscal year ended April 30, 2015.

BONUSES
APRIL 30, 2016

     Prior to December 31, 2015, Mr. Toic’s base salary was $105,019. In addition, Mr. Toic had an agreement to receive a $7,500 bonus on each CVS / Cumberland Farms fee for service closing, with a minimum of $175,000 for any calendar year. During fiscal years 2016 and 2015, Mr. Toic received bonuses of $174,167 and $217,500, respectively, under this agreement. In addition, in fiscal years 2016 and 2015, Mr. Toic received bonuses totaling $125,000 and $25,000, respectively, for his work on the sale of several properties. Beginning on January 1, 2016, Mr. Toic will no longer receive bonuses prospectively (he may still be paid for certain identified property sales that have not yet occurred as of that date) and his base salary has been increased to $400,000.

       In fiscal year 2016, Mr. Carlson received a $25,000 bonus for his work on the sale of several properties.

     Mr. Connolly receives commissions equal to 8% of gross management fees paid by the three residential properties. In fiscal years 2016 and 2015, he received $72,243 and $0, respectively.

OPTION EXERCISES AND STOCK VESTED FOR THE FISCAL YEAR ENDED APRIL 30, 2016

       The Company does not have a stock option plan in effect.

PENSION BENEFITS FOR THE FISCAL YEAR ENDED APRIL 30, 2016

       The Company no longer maintains a defined benefit pension plan.

Proxy Statement	Page 11	First Hartford Corporation

NONQUALIFIED DEFERRED COMPENSATION
FOR THE FISCAL YEAR ENDED APRIL 30, 2016

     On December 1, 2014, the Company adopted a Deferred Bonus Plan that awarded six employees an annual payment of $21,667 each for three years. Included in these six employees are Mr. Greenwald, Mr. Harding, Mr. Toic, and Mr. Carlson. All of the six employees satisfied the vesting requirement and received the first payment on August 15, 2015. The total expense recorded for this bonus was $390,000, of which $260,000 related to the four named executives.

     On March 6, 2014, the Company adopted a Deferred Bonus Plan for Mr. Harding agreeing to pay him 7% of the amount of any remaining Operating Reserve held at Clarendon, as defined, payable to the Company upon approved distribution of the Operating Reserve upon termination of the Partnership Agreement. There has been no expense recognized as of April 30, 2016 as the event needed to trigger this payment has not yet occurred.

     Each employee of First Hartford may participate in the First Hartford 401(k) Plan (which replaced the First Hartford SIMPLE IRA on January 1, 2016), a tax-qualified defined contribution plan, pursuant to which First Hartford will match up to 4% of each employee’s annual salary. Mr. Ellis has never participated in this plan. The other officers received Company matching contributions for the fiscal years ended April 30, 2016 and 2015, as reflected in the “All Other Compensation” column of the Summary Compensation Table above.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

     The Company does not have employment agreements with any of our named executive officers and does not maintain a severance policy or arrangement that provides for payments to any named executive officer in the event of a termination of employment or a change in control of the Company. As a result, none of our named executive officers would have been entitled to any payments or other benefits if a termination or change in control event had occurred on the last business day of the Company’s fiscal year ended April 30, 2016.

DIRECTOR COMPENSATION

     The Company’s Board of Directors is comprised of Neil H. Ellis, John Toic, David B. Harding, Jeffrey M. Carlson, and William M. Connolly, each of whom (with the exception of Mr. Connolly) also is a named executive officer of the Company; Mr. Connolly is an employee of the Company through serving as a managing partner of a 75% affiliate of the Company. No separate fees are paid to any of the directors for serving on the Board of Directors, and during the fiscal year ended April 30, 2016, no directors received any compensation for their service in such capacity. The compensation received by Messrs. Ellis, Toic, Harding, Carlson, and Connolly for their service as employees of the Company during the fiscal year ended April 30, 2016 is shown in the Summary Compensation Table above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information concerning the beneficial ownership of Company common stock as of November 4, 2016, as a date as close as possible to the record date of November 22, 2016, by each director nominee, by the Company’s named executive officers, by all directors and executive officers as a group, and by any individual or group owning more than 5% of Company common stock. Except as set forth in the table below, the Company knows of no person or group that beneficially owns 5% or more of the Company common stock. Unless otherwise specified, all persons listed below have sole voting and investment power with respect to their shares of Company common stock.

	Number of Shares
Name and Address of Beneficial Owner	Beneficially Owned (1)	Percent of Stock (2)
Neil H. Ellis	1,355,326 (3)	56.7%
43 Butternut Road
Manchester, CT 06040

Proxy Statement	Page 12	First Hartford Corporation

John Filippelli
23 Lakeview Drive
Pawling, NY 12564	320,258 (4)	13.4%

Joel Lehrer
231 Atlantic Street, Unit 58
Keyport, NJ 07735	200,000 (5)	8.4%

All directors and executive officers as a group
(6 in number)	1,355,426	56.7%

(1)

The securities “beneficially owned” by an individual are determined in accordance with the definition of “beneficial ownership” set forth in SEC regulations and, accordingly, may include securities owned by or for, among others, the wife and/or minor children of the individual and any other relative who has the same home as the individual, as well as other securities as to which the individual has or shares voting or dispositive power. Beneficial ownership may be disclaimed as to some of the shares. A person is also deemed to beneficially own shares of Company common stock which such person does not own but has a right to acquire presently or within sixty days after December 8, 2015.

(2)

Percent of class calculation based on 2,391,978 shares outstanding as of November 4, 2016, as a date as close as possible to November 22, 2016, the record date, plus, solely in the case of persons who own exercisable options, the shares which may be obtained upon the exercise of such options.

(3)

Includes: 417,183 shares of Company common stock owned by Green Manor Corporation, a corporation that is wholly owned by Mr. and Mrs. Ellis; 18,593 shares of Company common stock owned beneficially and of record by Mr. Ellis’ wife; and 53,412 shares of Company common stock held as Trustee of a Trust for Mr. Ellis’ daughters with respect to which Mr. Ellis disclaims beneficial ownership. Excludes 14,250 shares of Company common stock held as Trustee for the Jonathan G. Ellis Leukemia Foundation (a charitable foundation).

(4)

Based on a Schedule 13G/A jointly filed by John Filippelli and Barbara K. Filippelli with the SEC on February 17, 2015. Includes 128,573 shares and over which Mr. and Ms. Filippelli share voting and dispositive power; 188,033 shares are owned solely by Mr. Filippelli and 3,652 shares are owned solely by Ms. Filippelli.

(5)	Based on a Schedule 13G filed by Joel Lehrer with the SEC on February 11, 2010.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the Commission initial reports of beneficial ownership on Form 3 and reports of changes in beneficial ownership of the Company’s equity securities on Forms 4 and 5. The rules promulgated by the Commission under Section 16(a) of the Exchange Act require those persons to furnish the Company with copies of all reports filed with the Commission pursuant to Section 16(a). Based solely upon a review of such forms actually furnished to the Company, and written representations of certain of the Company’s directors and executive officers that no forms were required to be filed, the Company believes that during fiscal year 2016, all directors, executive officers and 10% shareholders of the Company have filed with the Commission on a timely basis all reports required to be filed under Section 16(a) of the Exchange Act.

SHAREHOLDER PROPOSALS

     Shareholders who intend to present a proposal for action at next year’s Annual Meeting of Shareholders must notify our management of such intention by notice received at our principal executive offices not later than June 30, 2017, together with a copy of the proposal, for such proposal to be included in our proxy statement relating to such meeting. Shareholders who wish to present a proposal at next year’s Annual Meeting of Shareholders, but do not wish to have the proposal included in the proxy statement for the meeting, must give notice of the proposal to the Secretary of First Hartford no later than 30 days prior to the next annual meeting in order for the notice to be considered timely under Rule 14a-4(c) of the Exchange Act, which provides that the proxies may have discretionary authority to vote against such a proposal submitted after such date without making any disclosure in the 2017 proxy statement.

Proxy Statement	Page 13	First Hartford Corporation

     If the Company changes the date of its 2017 annual meeting to a date more than 30 days from the date of the 2016 Annual Meeting, then the deadline for submission of shareholder proposals will be changed to a reasonable time before the Company begins to print and send its proxy materials. If the Company changes the date of its 2016 annual meeting in a manner that alters the deadline, the Company will so state under Part II, Item 5 of the first quarterly report on Form 10-Q it files with the SEC after the date change, or will notify its shareholders by another reasonable method.

OTHER MATTERS

     The Board is not aware of any other matters that may come before the Annual Meeting. However, in the event such other matters come before the Annual Meeting, the persons named on the white proxy card will have the discretion to vote on those matters using their best judgment.

     Shareholders are urged to mark, sign and date the enclosed proxy, which is solicited on behalf of the Board, and return it in the enclosed envelope.

By Order of the Board of Directors,

Neil H. Ellis
December 12, 2016	Chairman

     A copy of the Annual Report to shareholders for the fiscal year ended April 30, 2016 accompanies this proxy statement.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

FIRST HARTFORD CORPORATION	Annual Meeting of Stockholders

January 18, 2017 Wednesday
10:00 A.M. local time

This Proxy is Solicited On Behalf Of The Board Of Directors

Please Be Sure To Mark, Sign, Date and Return Your Proxy Card in the Envelope Provided

▲FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED▲

PROXY

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED TO ELECT ALL NOMINEES NAMED IN THIS PROXY TO THE BOARD OF DIRECTORS. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE MEETING.

Please mark your votes like this	☒

		FOR	WITHHOLD AUTHORITY

1. ELECTION OF DIRECTORS:	(01) NEIL H. ELLIS	☐	☐

	(02) JOHN TOIC	☐	☐

	(03) DAVID B. HARDING	☐	☐

	(04) JEFFREY M. CARLSON	☐	☐

	(05) WILLIAM M. CONNOLLY	☐	☐

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

Signature                                                                           Signature, if held jointly                                                                    Date                       , 2016/17.

NOTE: Please sign exactly as your name or names appear(s) on this proxy. When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee, guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name    by authorized person.

▲FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED▲

PROXY	PROXY

FIRST HARTFORD CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS

Wednesday

January 18, 2017

The undersigned shareholder hereby appoints Jeffrey Carlson and Eric Harrington, and each of them, with full power of substitution and revocation, to vote on behalf of the undersigned all shares of common stock of First Hartford Corporation which the undersigned is entitled to vote at the annual meeting of shareholders to be held on Wednesday, January 18, 2017 or any adjournments thereof.

(Continued, and to be marked, dated and signed, on the other side)